                                                                    EXHIBIT 10.3

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "AGREEMENT") is entered into and effective as of January 30, 2004 (the "EFFECTIVE DATE"), by and between MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and Strategic Growth International, Inc. ("WARRANTHOLDER").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "WARRANT") to subscribe for and purchase from the Company a number of shares (the "SHARES") of the Company's common stock, $0.001 par value (the "COMMON STOCK") equal to Two Hundred Thousand (200,000) Shares of the Common Stock at a purchase price of Sixty Cents ($0.60) per Share (the "EXERCISE PRICE"). This Warrant is being issued pursuant to the terms of a letter agreement between the Company and Warrantholder dated December 15, 2003 (the "FEE AGREEMENT"). The Fee Agreement is incorporated herein by reference.

         2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on January 30, 2009 (the "EXPIRATION DATE").

         3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES. Subject to Section 2 hereof, the purchase right represented by the Warrant may be exercised by the Warrantholder, in whole and not in part, by tendering to the Company a duly executed Notice of Exercise in the form attached as APPENDIX A at the principal office of the Company and by payment to the Company, by check, of an amount equal to the then applicable Exercise Price multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Agreement, certificates for the shares of stock so purchased shall be in the name of, and delivered to, Warrantholder, or as Warrantholder may direct (subject to the terms of transfer contained herein). Such delivery shall be made within thirty (30) days after exercise and at the Company's expense. The shares so issued upon exercise of the rights represented by this Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

         4. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

         5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

         6. ADJUSTMENTS. The Exercise Price, the number of Shares purchasable and/or the Expiration Date hereunder are subject to adjustment from time to time as follows:

                  6.1 RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the shares then represented by this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                  6.2 SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  6.3 STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in the Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and (ii) the denominator of which shall be the total number of all shares of the Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  6.4 MERGER AND SALE OF ASSETS. If at any time there shall be
(i) a reorganization of the shares of the Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or (ii) a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale of all or substantially all of the Company's properties and assets to any other person, then, the Company shall give written notice to Warrantholder at least twenty
(20) days prior to the consummation of such reorganization, merger, consolidation or sale. Following the giving of such notice, if this Warrant is not exercised prior to the consummation date of such reorganization, merger, consolidation or sale (which date shall not be earlier than the anticipated consummation date set forth in the notice), this Warrant will expire and no longer be exercisable upon the consummation of such reorganization, merger, consolidation or sale.

         7. WARRANT NONTRANSFERABLE. The Warrant may not be sold, pledged, assigned or transferred in any manner without the prior written consent of the Company.

         8. RESTRICTED SHARES/REGISTRATION.

                  8.1 RESTRICTED SHARES. Warrantholder understands that the Shares issuable upon the exercise of the Warrant under this Agreement shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and shall bear a legend in the form substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                  8.2 PIGGYBACK REGISTRATION.

                           (a) If, at any time commencing after the Effective
Date and expiring two (2) years thereafter, the Company proposes to register any shares of its common stock with the Securities and Exchange Commission (the "SEC") under the Act on a registration statement (other than under a registration statement pursuant to Form S-8 or Form S-4), the Company will give written notice, at least ten (10) days prior to the filing of each such registration statement, to the Warrantholder of the Company's intention to do so. If the Warrantholder notifies the Company within five (5) days after receipt of any such notice of its desire to include any of its Shares subject to the Warrant (the "Registrable Securities") in such proposed registration statement, the Company shall afford the Warrantholder the opportunity to have any Registrable Securities registered under such registration statement or any other available registration statement.

                           (b) Notwithstanding the provisions of this Section
8.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 8.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date of the registration statement.

                  8.3 DEMAND REGISTRATION.

                           (a) At any time commencing after the first
anniversary of the Effective Date and expiring one (1) year thereafter, the Warrantholder shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement under the Act covering the registration of all of the Registrable Securities then subject to this Warrant or held by Warrantholder. The Company shall then use commercially reasonable efforts to effect, as soon as practicable after receipt of such request, the registration under the Act of all Registrable Securities.

                           (b) Any written request by the Warrantholder made
pursuant to this Section 8.3 shall: (i) specify the minimum price at which the Warrantholder intends to offer and sell such securities; (ii) state the intention of the Warrantholder to offer such securities for sale; (iii) describe the intended method of distribution of such securities; and (iv) contain an undertaking on the part of the Warrantholder to provide all such information and materials concerning the Warrantholder and take all such action as may be reasonably required to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration statement.

                  8.4 REGISTRATION EXPENSES. All costs, fees and expenses in connection with all registration statements filed pursuant to Sections 8.2 and
8.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses will be borne by the Company; provided, that Warrantholder shall pay for (i) any brokerage or underwriting commissions or discounts relating to Registrable Securities sold by Warrantholder, and (ii) fees of counsel to Warrantholder.

                  8.5 DELAY OF REGISTRATION; FURNISH INFORMATION.

                           (a) Warrantholder shall not have any right to obtain
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

                           (b) It shall be a condition precedent to the
obligations of the Company to take any action pursuant to this Section that the Warrantholder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities.

                  8.6 NO ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Warrantholder described in this Section 8 are personal to the Warrantholder and are not assignable or transferrable to any person or entity other than an affiliate of the Warrantholder.

         9. MISCELLANEOUS.

                  9.1 GOVERNING LAW. This Agreement is entered into in San Diego, California, shall be performed in California, and shall be interpreted, enforced and adjudicated in San Diego, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

                  9.2 ENTIRE AGREEMENT. This Agreement and the Fee Agreement constitute the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersede all prior and contemporaneous agreements. This Agreement represents the Warrant required to be delivered pursuant to the Fee Agreement upon approval of Warrantholder's engagement by the Company's board of directors. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by the Company and the Warrantholder.

                  9.3 ASSIGNMENT. Not in derogation of Section 7 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                  9.4 NOTICES, ETC. Any notice required or authorized to be given hereunder or any other communications between the parties provided for under the terms of this Agreement shall be in writing and shall be served personally, or by reputable express courier service, or by facsimile transmission addressed to the relevant party at the address stated on the signature page hereto or at any other address provided by that party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) business days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been received on dispatch. In proving such service, it shall be sufficient to produce the receipt of a reputable courier company showing the correct address of the addressee or prove that the facsimile transmission was followed by an activity report showing the correct facsimile number of the party on whom notice is served and the correct number of pages transmitted.

                  9.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

                  9.6 TIME IS OF THE ESSENCE. Time is absolutely of the essence in construing each provision of this Agreement.

                  9.7 INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

                  9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                               MICROISLET, INC.,
                                               a Nevada corporation


                                               By:
                                                    ---------------------------
                                                    John F. Steel IV, Chief
                                                    Executive Officer

                                               Address:
                                               6370 Nancy Ridge Drive, Suite 112
                                               San Diego, California 92121
                                               Phone: 858-657-0287
                                               Fax: 858-657-0288

WARRANTHOLDER ADDRESS:

Strategic Growth International, Inc.

------------------------------------

------------------------------------

------------------------------------

Phone:
       -----------------------------
Fax:
     -------------------------------


                            [WARRANT SIGNATURE PAGE]

                                   APPENDIX A
                                   ----------

                               NOTICE OF EXERCISE
                               ------------------


To:      Chief Financial Officer
         MicroIslet, Inc.

1. The undersigned hereby elects to purchase ________ Warrant Shares of MicroIslet, Inc. pursuant to the terms of the attached Warrant Agreement dated January 30, 2004, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes.

2. The Warrantholder is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

3. Please issue a certificate representing the shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                  Name:
                               -------------------------------------------------
                  Address:
                               -------------------------------------------------

                  Taxpayer I.D No.:
                                     ----------------------------------

                                               WARRANTHOLDER


                                               By:
                                                   -----------------------------
                                                    Name:
                                                          ----------------------
                                                    Title:
                                                            --------------------

                                               Date:
                                                        ------------------------